UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 15, 2005
                Date of Report (Date of earliest event reported)

                                 E.PIPHANY, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                     000-27183             77-0443392
 ----------------------------         -------------       -------------------
 (State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)               File Number)        Identification No.)

                  475 Concar Drive, San Mateo, California 94402
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          (Address of principal executive offices, including zip code)

                                 (650) 356-3800
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              (Registrant's telephone number, including area code)

                                 Not Applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  2.05.   COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

        On February 15, 2005, we adopted a restructuring plan designed to reduce operating expenses and to further focus our resources on our core markets. The restructuring charge under this plan is estimated to be up to $4.5 million, which charge will be incurred primarily over the first and second quarters of 2005. Of the $4.5 million, approximately $3.5 million is attributable to lease abandonment costs and approximately $1.0 million is attributable to one-time severance and other costs relating to the termination of employees. We expect that severance and related costs will result in cash expenditures of up to $1.0 million primarily in the first and second quarters of 2005. We expect that lease abandonment costs will result in cash expenditures of up to $3.5 million through the remaining unexpired leasehold through 2017.

FORWARD LOOKING STATEMENTS

        This current report on Form 8-K includes forward-looking statements within the meaning of the securities laws. These forward-looking statements include statements concerning the amount and timing of charges to be incurred under the restructuring plan and the amount and timing of cash expenditures that will result from the plan. These statements reflect our current views and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. These factors include, but are not limited to, the following: future renegotiations of the lease costs and employee severance costs; our ability to sublease the vacated space through 2017; our inability to accurately project these costs; and other external factors, including economic, political and other global conditions; and various other risks including, without limitation, those discussed in our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K and our quarterly reports on Form 10-Q. The information provided in this current report on Form 8-K is current as of the date of its publication. We expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       E.PIPHANY, INC.


                                                       /s/ Kevin J. Yeaman
                                                       -------------------------
                                                       Kevin J. Yeaman
                                                       Chief Financial Officer

Date:  February 22, 2005